7. ADVANCE, DEPOSIT AND INVESTMENT IN AKKERMAN FINLAND OY: Schedule of Calculation for the Investment in AFOy (Tables)	12 Months Ended
Dec. 31, 2025
Tables/Schedules
Schedule of Calculation for the Investment in AFOy

The Company’s share of AFOy’s loss for the years ended December 31, 2025 and 2024 has been calculated as follows:

	2025	2024
AFOy’s net loss	$139,860	$82,157
The Company’s ownership %	49%	49%
Share of loss of an associate	$68,531	$40,257